================================================================================

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2)
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           THE TRANSLATION GROUP, LTD.
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check  box if  any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

================================================================================

                           THE TRANSLATION GROUP, LTD.
                              30 Washington Avenue
                              Haddonfield, NJ 08033
                                 (609) 795-8669

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be held on September 28, 1999

      NOTICE IS HEREBY GIVEN, that the Annual Meeting of the Stockholders of The Translation Group, Ltd. (the "Meeting") will be held at 10:00 a.m. on Tuesday, September 28, 1999, at the offices of the Company's counsel, Buchanan Ingersoll P.C., at Eleven Penn Center, 14th Floor, 1835 Market Street, Philadelphia, Pennsylvania 19103 for (1) the election of directors of the Company to hold office until the next Meeting or until their successors are duly elected and qualified, (2) the approval of certain amendments to the Company's Stock Option Plan, (3) ratification of the appointment of Wiss & Company, LLP as independent auditors of the Company for the year ended March 31, 2000, and (4) to transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on August 25, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

      If you do not expect to be personally present at the Meeting, but wish your stock to be voted for the business to be transacted thereat, the Board of Directors request that you fill in, sign and date the enclosed proxy and return it by mailing it in the accompanying postage-paid envelope.

                                             By Order of the Board of Directors,


                                             Charles D. Cascio
                                             President


August 30, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED TO ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                           THE TRANSLATION GROUP, LTD.
                              30 Washington Avenue
                              Haddonfield, NJ 08033
                                 (609) 795-8669

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        To be held on September 28, 1999


                                  INTRODUCTION

      This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about August 30, 1999. A copy of the Company's
Annual Report for the year ended March 31, 1999, is being mailed to all stockholders with this Proxy Statement.

      The enclosed proxy is solicited by the Board of Directors of The Translation Group, Ltd. (the "Company") for use at its Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, September 28, 1999, at 10:00 a.m. at the at the offices of the Company's counsel, Buchanan Ingersoll P.C., at Eleven Penn Center, 14th Floor, 1835 Market Street, Philadelphia, Pennsylvania 19103. The Meeting is called to (1) elect members of the Board of Directors, (2) approve the proposed amendments to the Company's Stock Option Plan, and (3) ratify the appointment of the independent auditors of the Company for the year ended March 31, 2000. The Meeting, however, will be open for the transaction of such other business as may properly come before it although, as of the date of this Proxy Statement, management does not know of any other business that will come before the Meeting.

      The holders of record of the Company's common stock, par value $.001 per share, as of the close of business on August 25, 1999, are entitled to vote on all matters brought before the Meeting. As of the record date for the Meeting, there were 2,291,109 shares of common stock outstanding. The presence at the Meeting, in person or by a proxy relating to any matter to be acted upon at the Meeting, of a majority of the outstanding shares, or 1,145,555 shares, is necessary to constitute a quorum for the Meeting. Each outstanding share of common stock is entitled to one vote on all matters, except as noted below. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the Meeting, are considered stockholders who are present and entitled to vote and they count toward the quorum.

      Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions. Although there are no controlling precedents under Delaware law regarding the treatment of broker non-votes in certain circumstances, the Company intends to apply the principles set forth herein.

      ELECTION OF DIRECTORS: Nominees receiving a plurality of the votes cast will be elected as directors. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.

      APPROVAL OF THE AMENDED AND RESTATED STOCK OPTION PLAN: To be adopted, the Plan must receive the affirmative vote of the majority of the shares of common stock present in person or by proxy at the Meeting and entitled to vote. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes do not affect the outcome. Abstentions have the effect of negative votes.

      APPROVAL OF AUDITORS: To be approved, this matter must receive the affirmative vote of the majority of the shares of common stock present in person or by proxy at the Meeting and entitled to vote. Uninstructed shares are entitled to vote on this matter. Therefore, abstentions and broker non-votes have the effect of negative votes.

      Each stockholder is entitled to one vote for each share of common stock held by him or her at the close of business on the record date. Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR each of the nominees for director, FOR approval of the proposed amendments to the Stock Option Plan and FOR the proposal to ratify the appointment of the independent auditors, all as set forth in the Proxy Statement. As to any other business which may come before the Meeting, the proxy holders will vote in accordance with their best judgment.

      The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors, and no compensation will be paid therefore. There will be no solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them in connection therewith. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by appearing at the Meeting and voting in person or by filing with the President of the Company, (i) a duly executed proxy bearing a later date, or (ii) a written instrument revoking the proxy.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

      The election of directors requires the affirmative vote of at least a majority of shares of common stock present or represented at a meeting at which a quorum (one-third of the outstanding shares of common stock) is present or represented. It is the intention of the persons named in the accompanying proxy form to vote FOR the election of the persons identified in the table below as directors of the Company unless authority to do so is withheld. In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute. James W. Grau is not seeking re-election to the Board of Directors. As a result, a majority of the directors voted to decrease the Board size from six persons to five. Therefore, five directors are to be elected at the Meeting to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

      Below are the names and ages of each nominee for director, the year first elected a director and other biographical information including, if relevant, the positions held by them with the Company.

                 BOARD OF DIRECTORS AND CERTAIN BOARD COMMITTEES

      NOMINEES FOR DIRECTOR.

      CHARLES D. CASCIO (62) became a Director, President and Chief Executive Officer of the Company in May of 1996. He had previously been engaged by the Company, from its inception, as a financial consultant. From late 1992 until July 1996 he was Chairman and President of Electro-Kinetic Systems, Inc., a publicly held company. From 1990 to late 1992, Mr. Cascio was employed as a full time marketing and financial consultant to John B. Canuso, Inc., a large privately held development, building and entertainment company located in Southern New Jersey. From 1987 to 1990, he was a full time financial and marketing consultant to Drug Screening Systems, Inc., a publicly held manufacturer of drug screening systems to detect the presence of "drugs of abuse." From 1984 to 1987, Mr. Cascio managed a wholly and family owned sporting, entertainment and recreational facility, known as the Coliseum, located in Voorhees, NJ. Mr. Cascio holds a Bachelor's degree in Economics from Iona College.

      JOHN TOEDTMAN (54) has been employed by the Company since October 1998 and was appointed as a Director in February 1999. From 1996 to 1998 Mr. Toedtman was employed as Managing Director of Blue Stone Capital Partners, L.P., an investment banking firm. From 1990 to 1996 Mr. Toedtman was President and Director of Gen/Rx, Inc., a pharmaceutical firm; from 1980 to 1986 he was President and Director of Personal Diagnostics,

Inc., a medical device company; and from 1976 to 1980 he was President and Director of Princeton Chemical Research, Inc., a process technology company; and from 1970 to 1976 he was Group Vice President of Englehard Industries, a large precious metals company. Mr. Toedtman has a Bachelor's degree in Economics from Georgetown University.

      GARY M. SCHLOSSER (48) was elected a Director in August 1996. Since August 1, 1994, Mr. Schlosser has been the President and a director of Jefferson Bank of New Jersey. From October 1989 through July 1994 he was Executive Vice President of Glendale National Bank of New Jersey and prior thereto, from July 1988 to October 1989, he was President of Glendale Mortgage Services Corporation, a subsidiary of Atlantic Bancorporation. Mr. Schlosser received a Bachelor of Arts degree in History and Business from the University of Colorado at Denver. Mr. Schlosser is a member of the Camden County Bankers Association and the South Jersey Security Bankers Association.

      THEODORA LANDGREN (54) was elected a Director in January 1996. She was the Chairperson of the Board of Directors and Chief Operating Officer of the Company from January 1996 to April 1998 and she was the Chairman and President of BTS since founding the firm in 1984 until September 2, 1997. Prior to starting BTS she studied linguistics and computer programming at several universities including the Universities of Denver and Innsbruck (Austria) and USC College of Continuing Education, as well as teaching English to non-English speaking students at the University of Stockholm, Sweden. Ms. Landgren is active in the American Translator's Association (ATA) and the Society of Technical Communication (STC). Ms. Landgren currently resides in London, England.

      RICHARD J. L. HERSON (80) is a Director and employee of the Company. Mr. Herson served as the Chief Financial Officer of the Company from July 6, 1995, until August 31, 1997. Mr. Herson retired as an employee in July 1999. From 1945 to 1974 Mr. Herson was a general partner in the firm of Hertz, Herson and Company, CPA's with offices in New York, and Charlotte. He is currently Secretary of the Bruner Foundation, where he directs its investment portfolio. He is also secretary/treasury of Electro-Kinetic Systems, Inc., a publicly held company. He holds a Bachelor's degree from the City College of New York and an M.S. in Accounting from Columbia University. He has also authored numerous articles and a book on accounting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS.

      During the fiscal year ended March 31, 1999, there were three regular meetings of the Board of Directors. No current director was absent from more than 25% of the meetings. In addition, a number of actions were approved by unanimous written consent resolutions of the directors.

      The Audit Committee, consisting of Mr. Herson, held seven meetings during fiscal 1999, met with the Company's management and its independent auditors to review the results of the Company's 1998 audit, and recommended the selection of the Company's independent auditors for fiscal 1999. Mr. Herson was not absent from any meeting.

DIRECTORS' COMPENSATION.

      Beginning April 1, 1999, outside directors of the Company are compensated for their services at the rate of $1,000 per meeting and receive options to acquire 5,000 shares of common stock each quarter at the average market value of the last ten days of the quarter.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of the Company's common stock, as of August 25, 1999, (a) each person known by the Company to own beneficially more than five percent of the Company's outstanding shares of common stock, (b) each director and executive officer of the Company who owns shares and (c) all directors and executive officers of the Company as a group. Unless otherwise indicated, all shares of common stock are owned by the individual named as sole record and beneficial owner with exclusive power to vote and dispose of such shares.

                                             COMMON STOCK
                                                OWNED                 PERCENTAGE
       NAME AND ADDRESS                      BENEFICIALLY              OF CLASS
       ----------------                      ------------             ----------

Theodora Landgren (2)(3)                        477,000                  17.1%
Charles D. Cascio (1)(2)(4)                     365,000                  13.0%
Richard J.L. Herson (1)(5)                       74,000                   2.6%
Gary M. Schlosser (1)(6)                         50,000                   1.8%
Julius Cherny (6)                               300,000                  10.7%
Edouard Prisse (7)                              253,000                   9.0%
John Toedtman (1)(6)                            100,000                   3.6%
All Executive Officers and
Directors as a Group (8)                      1,685,660                  44.9%
                                              =========                  =====
------------------
* Less than 1%

(1)  Uses the Company's address at 30 Washington Avenue, Haddonfield, NJ 08033.
(2) Includes 100,000 currently exercisable warrants and 100,000 currently vested stock options.
(3) Does not include an additional 112,500 shares of common stock held in a Voting Trust under which she had sole voting control until December 2, 1998. The Voting Trust has since been terminated and the shares returned to their respective record owners.
(4) Does not include an aggregate of 144,000 shares owned by his adult independent children. Mr. Cascio disclaims beneficial ownership of such shares.
(5)  Includes  39,000  currently  exercisable  stock  options.
(6)  Consists of currently exercisable stock options.
(7) Includes 100,000 shares of common stock, an additional 103,000 shares of common stock to be delivered pursuant to a prior agreement and 50,000 currently exercisable stock options.
(8) Includes 587,500 shares, 749,000 currently exercisable stock options, and 206,660 warrants owned by all executive officers and directors of the Company during the reporting period.

                  EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

                           Summary Compensation Table

      The following sets forth certain information with respect to the annual and long-term compensation of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company. The information in this table is presented for the three years ended March 31, 1999.



============================================================================================================================
                                                                                       LONG TERM COMPENSATION
                                                                        ====================================================
                                         ANNUAL COMPENSATION                    AWARDS                  PAYOUTS
============================================================================================================================
                                                          OTHER        RESTRICTED
NAME AND                                                  ANNUAL         STOCK       STOCK       LTIP     ALL OTHER
PRINCIPAL                         SALARY       BONUS      COMPEN-       AWARD(S)    OPTIONS/SARS(PAYOUTS   COMPEN-SATION($)
POSITION           YEAR(S)         ($)          ($)      SATION($)         ($)                     ($)
=========          =======       =======       =====     =========     =========    ============ =======   ================
Charles D. Cascio   1999        $108,058        -0-      $24,956(ii)
   President        1998        $106,775        -0-      $19,188
   and CEO          1997        $ 87,000 (i)    -0-          -0-

===========================================================================================================================



(i)      for the period from May 10, 1996 to March 31, 1997.

(ii) consists of car allowance and related expenses totaling $10,608, medical reimbursement of $2,215, health insurance, premium of $5,104 and life insurance premium of $7,028.

EMPLOYMENT AGREEMENTS.

      The Company has a five year written employment contract dated July 1, 1996 with its Chief Executive Officer, Charles Cascio, for an annual base salary of $104,000 during each of the five years thereof, plus annual cost of living adjustments. This agreement also (i) contains restrictions on competing with the Company for two years following termination of employment, (ii) provides for severance payments in the event of termination without cause by the Company in an amount equal to the aggregate amount of payments due under the term of the Agreement (without regard to extensions), but in no event less than one year's compensation, (iii) provides that the Company will purchase a life insurance policy naming as beneficiary a person chosen by the officer in an amount equal to 2.5 times his salary and (iv) provides for a car or a car allowance.

      The Company has a three-year written employment contract with its Chief Operating Officer, John Toedtman, for an annual base salary of $100,000 during each of the three years thereof, plus annual cost of living adjustments. This agreement also (i) provides for a car or car allowance. Mr. Toedtman was also granted options to purchase 100,000 shares of the Company's common stock.

      The Company also had a similar employment contract with Theodora Landgren, former president of its foreign subsidiary which was terminated in September, 1998. Ms. Landgren has since retired from the Company as of January 31, 1999. The Company also had an agreement with the president of its American subsidiary for a salary in the base amount of $104,000 per year.

SECTION 16(A)  BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and change in ownership with the Securities and Exchange Commission and Nasdaq. Directors, executive officers and other 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file.

      Based solely upon information supplied to the Company by its directors, officers and beneficial owners of at last 10% of the common stock, the Company believes that during the fiscal year ended March 31, 1999, all filing requirements under Section 16(a) applicable to its directors and executive officers were met except that Mr. Herson failed to file a Form 4 relative to the disposition of certain of his shares to members of his family and to a foundation of which he is president.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

      The Company has an exclusive license agreement with Gedanken, a company controlled by Dr. Julius Cherny, for the worldwide rights to an automated machine translation system. Dr. Cherny owns a United States Patent that describes apparatus and methods for translating languages using advanced telecommunications and computer technologies. The Company is obligated under the agreement to pay royalties on all revenues generated that use, in whole or in part, the patent rights and know-how.

      On June 29, 1998, the Company entered into a five-year consulting agreement with a former officer of a foreign subsidiary which provides for an annual retainer of $20,000 plus the ability to borrow up to $50,000 a year from the Company which will be secured by common stock of The Translation Group currently owned by the former officer. In exchange for the above mentioned remuneration, the consultant will provide his services to the Company for a minimum of one day per week throughout the term of the agreement.

      Michael Cascio, Esquire, the son of Charles Cascio, President and Chief Executive Officer of The Translation Group, provided legal services to the Company for the fiscal years ended March 31, 1999 and 1998 valued at $49,004 and $47,000, respectively.

      Theodora Landgren entered into a settlement agreement with the Company dated September 18, 1998, which allows her to engage in limited consulting activities in the translation industry. Additionally, Ms. Landgren is entitled to receive compensation for the license agreement entered into between the Company and ESTeam. Furthermore, pursuant to an agreement between Ms. Landgren and the Company, Ms. Landgren will be entitled to receive a finder's fee constituting 1.5% of the value of any agreement entered into between the Company and Microsoft.

      John Toedtman has purchased $100,000 of the Company's common stock at $3.25 per share, subject to adjustment in the event there is a lower offering price during the next twelve months.

      The Company has entered into written employment agreements with certain of its officers. See "Executive Compensation."

STOCK OPTION PLAN.

      In October of 1996, the Board of Directors and stockholders of the Company adopted a Stock Option Plan (the "Option Plan") as an incentive for, and to encourage share ownership by, the Company's officers, directors and other key employees and/or consultants and potential management of possible future acquired companies. The Option Plan provides that options to purchase a maximum of 2,500,000 shares of common stock (subject to adjustment in certain circumstances) may be granted under the Option Plan. The Option Plan also allows for the granting of stock appreciation rights ("SARs") in tandem with, or independently of, stock options. Any SARs granted will not be counted against the 2,500,000 share limit.

      The purpose of the Option Plan is to make options (both "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified options) and "stock appreciation rights" (with non-qualified options only) available to certain officers, directors and other key employees and/or consultants of the Company in order to give such individuals a greater personal interest in the success of the Company and, in the case of employees, an added incentive to continue and advance in their employment.

      The Plan is currently administered by the majority vote of a committee (the "Committee") appointed by the Board of Directors and comprised of at least two members of the Board who, in the case of the Option Plan, are not eligible to receive options, other than pursuant to a formula, it being intended that such plan shall qualify under Rule 16b-3 as promulgated pursuant to the Securities Exchange Act of 1934, as amended. The Committee designates those persons to receive grants under the Plan and determines the number of options to be granted and the price payable for the shares of common stock thereunder. The price payable for the shares of common stock under each option is fixed by the Committee at the time of the grant, but, for incentive stock options, must be not less than 100% (110% if the person granted such option owns more than 10% of the outstanding shares of common stock) of the fair market value of common stock at the time the option is granted, and 85% of such price for non-qualified stock options. Amendments to the Plan are proposed and described below under "Proposal
- 2 Amended and Restated Stock Option Plan."

                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

INTRODUCTION.

      The Board is in the process of establishing the Compensation Committee. The Compensation Committee will be responsible for reviewing and approving matters involving the compensation of directors and executive officers of the Company, periodically reviewing management development plans and making recommendations to the full Board on these matters as well as matters involving the Company's Stock Option Plan. As of the date of this Proxy Statement, the Board has not determined the composition of the Compensation Committee.

COMPENSATION PHILOSOPHY.

      The members of the Compensation Committee will hold primary responsibility for determining the remaining executive officer compensation levels. The Compensation Committee will adopt a compensation philosophy intended to align compensation with the Company's overall business strategy. The philosophy that will guide the executive compensation program is designed to link executive compensation and stockholder value in order to attract, retain and motivate high quality employees capable of maximizing stockholder value. The goals of the program are:

o To compensate executive employees in a manner that aligns the employees' interests with the interests of the stockholders;

o    To reward executives for successful long-term strategic management;

o    To recognize outstanding performance; and

o    To attract and retain highly qualified and motivated executives.

      The strategy to be established by the Compensation Committee with respect to executive compensation will include maintaining base salaries for executives and providing bonuses which, when combined with base salary amounts, giving the Company's executives the potential to earn in excess of competitive industry compensation if certain subjective and objective performance goals for the Company are achieved. The Compensation Committee intends to continue to grant, or recommend to the Board of Directors that it approve the granting of stock options to the Company's executives and other key employees at current market value, which options will have no monetary value to the executives unless and until the market price of the Company's common stock increases. The mix of base salary, bonuses and stock option awards reflects the Compensation Committee's intention to link executive compensation to the Company's operational performance and the price of its common stock. The Compensation Committee anticipates that bonus payments and option grants made during 1999 and thereafter will be based on a subjective analysis of various performance criteria and will not directly be tied to any one factor.

               PROPOSAL 2 - AMENDED AND RESTATED STOCK OPTION PLAN

      The stockholders are being asked to vote on a proposal to adopt the Amended and Restated 1995 Incentive and Non-Qualified Stock Option Plan (the "Plan"). The Board of Directors believes that adoption of the Plan is necessary to ensure that the Company will continue to have the ability in the future to attract and retain the services of highly qualified consultants, officers, non-employee directors and employees by providing them with adequate equity incentives in the form of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Stock Awards, Performance Share Awards and Stock Appreciation Rights (the "Awards"). As of August 25, 1999, 2,500,000 shares were available for future issuance under the Plan.

      The terms and provisions of the Plan, as proposed to be amended, are described more fully below. The description, however, is not intended to be a complete summary of all the terms of the Plan. The Plan, as it is proposed to be amended, is attached to this Proxy Statement as Exhibit A. The statements made in this Proxy Statement with respect to the Plan and the proposed amendments should be read in conjunction with and are qualified in their entirety by reference to Exhibit A.

      Because executive officers (who may also be members of the Board) are eligible to receive Awards under the Plan, each of them has a personal interest in the approval of these amendments.

PURPOSE.

      The Board believes that it is in the best interests of the Company to maintain an equity incentive program which will provide a meaningful opportunity for highly qualified consultants, officers, non-employee directors and employees to acquire a substantial proprietary interest in the enterprise and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

ADMINISTRATION.

      The Plan will be administered by a committee of the Board of Directors or the full Board of Directors comprised of two or more "Non-Employee Directors" within the meaning of Rule 16b-3(a)(3) (in either case, the "Plan Administrator"). The Plan Administrator will construe and interpret the Plan and establish such rules as it deems necessary for the proper administration of the Plan. The Plan Administrator has authority (subject to full Board review) to determine which eligible individuals are to receive Awards, the number of Awards to be granted, the date or dates on which Awards become exercisable, and the price of Awards.

ELIGIBILITY.

      Under the Plan, consultants, officers, directors and employees of the Company or its Subsidiaries are eligible to participate, if selected.

PRICE AND EXERCISABILITY.

      Both non-qualified and incentive stock options may be granted under the Plan. The term of options granted under the Plan will be fixed by the Plan Administrator provided, however, that the maximum option term may not exceed ten
(10) years from the grant date and the exercise price per share may not be less than the fair market value per share of the Company is Common Stock on the grant date. The exercise price may be paid in cash or in shares of Company Common Stock; provided however that shares of Common Stock used to pay the exercise price must have been owned by the participant for a six-month period prior to the exercise date or such longer period as the Plan Administrator determines. No optionee is to have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of descent and distribution or as permitted by applicable Federal Securities laws, rules and regulations.

TERMINATION OF EMPLOYMENT.

      If the employee to whom an option is granted shall cease to be employed by the Company or its subsidiaries for any reason, other than death, then, within 30 days next succeeding such termination of employment, but in any event not later than the expiration date of the option, the option holder may exercise the option rights granted to the option holder under the option, but only to the extent that the option holder was entitled to exercise the same on the date of such termination of employment. Notwithstanding the foregoing, the Plan Administrator may, in its discretion, extend the post-termination exercise period to a date not later than the original expiration date of such option.

      If the employee to whom an option is granted shall cease to be employed by the Company or its subsidiaries by reason of death, then, within the six (6) months next succeeding such option holders death, but in any event not later than the expiration date of the option, the option holder's executor, administrator, or any person or persons to whom the option holder's rights under the option shall pass by testamentary transfer, bequest or by the operation of the laws of descent and distribution, may exercise the option rights granted to the option holder under the option, but only to the extent that the option holder was entitled to exercise the same on the date of such option holder's death. Notwithstanding the foregoing, the Plan Administrator may, in its discretion, extend the post-death exercise period to a date not later than the original expiration date of such option.

AMENDMENT AND TERMINATION.

      Under the Plan, the Board of Directors may modify, amend, or terminate the Plan at any time except that, to the extent then required by applicable law, rule, or regulation, approval of the holders of a majority of shares of Common Stock represented in person or by proxy at a meeting of the stockholders will be required to increase the maximum number of shares of Common Stock available for distribution under the Plan (other than increases due to adjustments in accordance with the Plan). No modification, amendment, or termination of the Plan shall adversely affect the rights of a participant under a grant previously made to him without the consent of such participant.

ADJUSTMENTS.

      In the event of a stock dividend, stock split or other change affecting the shares or share price of Common Stock, such proportionate adjustments, if any, as the Board of Directors deems appropriate, will be made with respect to
(1) the aggregate number of shares of Common Stock that may be issued under the Plan, (2) each outstanding Award made under the Plan, and (3) the exercise price per share for any outstanding stock options awards or SARs under the Plan.

NEW PLAN BENEFITS AND CLOSING QUOTATION.

      Because the grant of awards under the Plan are at the discretion of the Plan Administrator, it is not possible to indicate what awards will be made to eligible participants.

      As of August 25, 1999, the closing price of the Company's Common Stock as quoted on the NASDAQ OTC Bulletin Board was $2.937 per share.

FEDERAL INCOME TAX CONSEQUENCES.

      (a) NONQUALIFIED OPTIONS. Under the current applicable provisions of the Internal Revenue Code, no tax will be payable by the recipient of an option at the time of grant. Upon exercise of a nonqualified option, the excess, if any, of the fair market value of the shares with respect to which the option is exercised over the total option exercise price of such shares will be treated for Federal tax purposes as ordinary income. Any profit or loss realized on the sale or exchange of any shares actually received will be treated as capital gain or loss. The Company will be entitled to deduct the amount, if any, by which the fair market value on the date of exercise of the shares with respect to which the option was exercised exceeds the exercise price.

      (b) INCENTIVE STOCK OPTIONS. With respect to an incentive stock option, generally, no taxable gain or loss will be recognized when the option is granted or exercised. Incentive stock options exercised more than three months after termination of employment will be taxed in the same manner as nonqualified options described above. Generally, upon exercise of an incentive stock option, the spread between the fair market value and the exercise price will be an item of tax preference for the purposes of the alternative minimum tax.

      If the shares acquired upon the exercise of an incentive stock option are held for at least one year, any gain or loss realized upon their sale will be treated as long-term capital gain or loss. The Company will not be entitled to a deduction. If the shares are not held for the one-year period, ordinary income will be recognized in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date the option is exercised. The Company will be entitled to a deduction equal to the amount of ordinary income so recognized. If the shares are not held for the one year-period and the amount realized upon sale is less than the exercise price, such difference will be a capital loss.

      (c) STOCK APPRECIATION RIGHTS. The Awardee of an SAR will not recognize ordinary income upon the grant of the SAR. Upon exercise of an SAR, the tax consequences to the holder are the same as for the exercise of an Non-Qualified Stock Option.

      (d) SHARE AWARDS. The Awardee of a Restricted Stock Award or Stock Award under the Plan (collectively a "share award") will generally recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the date on which the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs first) over (ii) the amount, if any, paid for the shares. The Awardee may, however, make an election (the "Tax Election"), within thirty days following the grant of the share award, to recognize income at the time of the award based on the fair market value of the shares on that date rather than upon the expiration of the risk of forfeiture. The Corporation will be entitled to a deduction in the same amount and at the same time that the Awardee recognizes ordinary income. Upon the sale or other disposition (including any forfeiture) of the shares awarded, the Awardee will realize capital gain (or loss) measured by the difference between the amount realized and the fair market value of the shares on the date the award vested (or on the date of grant if the Awardee made the Tax Election).

      (e) TAXATION OF CAPITAL GAINS AND LOSSES. If shares of stock acquired by a Awardee are held for more than the long-term capital gains holding period (and, in the case of Incentive Stock Options, the ISO Holding Periods are satisfied), any gain realized upon sale will be long-term capital gain rather than short-term capital gain or ordinary income. For stock acquired after 1987, the holding period for long-term capital gain or loss is one year. If a Awardee sells shares at a loss, such loss, together with other capital losses realized during the year, will be deductible only to the extent that the loss offsets capital gains plus up to $3,000 of ordinary income per year. Net capital losses not deductible in the year realized may be carried over to and applied in succeeding years in accordance with the above limitation.

STOCKHOLDER APPROVAL.

      The amendments are being submitted to the stockholders of the Company because of the addition of Stock, Restricted Stock and Performance Share Awards to the Plan which were previously not available under the Plan. The affirmative vote of a majority of the shares of the Company common stock present or represented and entitled to vote at the Annual Meeting is required for the approval of the amendment to the Plan. If the stockholders do not approve the proposal, then the Plan will continue in effect in accordance with its existing provisions subject to such amendments as the Board may determine in its sole discretion do not require stockholder approval under applicable law.

            PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF AUDITORS

      The Board of Directors recommends the appointment of Wiss & Company, LLP to audit the books and financial records of the Company for the year ended March 31, 1999. A representative of Wiss & Company, LLP is expected to be present at the Meeting, will be available to respond to appropriate questions, and will be afforded the opportunity to make a statement if so desiring.

      On June 14, 1999 the Registrant's Board of Directors approved a change in its independent accountants, dismissing Richard A. Eisner & Company, LLP, and engaging the firm of Wiss & Company, LLP to audit the books and records of the Registrant for its fiscal year ended March 31, 1999. The decision to change accounting firms was recommended by the Audit Committee of the Board of Directors. Richard A. Eisner & Company, LLP's reports on the financial statements of the Registrant for the year ended March 31, 1998 contained neither an adverse opinion nor a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended March 31, 1998 and through the date hereof there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

      The affirmative vote of a majority of the votes cast at the Meeting is required for ratification of the appointment of Wiss & Company, LLP.

                            ANNUAL REPORT/FORM 10-KSB

      The Company's 1999 Annual Report to its stockholders is a reproduction of its Form 10-KSB filed with the United States Securities and Exchange Commission, and is being mailed to all stockholders concurrently with this Proxy Statement.

         STOCKHOLDERS' PROPOSALS FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

      Proposals which stockholders intend to present at the 2000 Annual Meeting of Stockholders must be received by the Company by May 6, 2000, to be eligible for inclusion in the proxy material for that Meeting.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

                           INCORPORATION BY REFERENCE

      The Financial Statements contained in the Annual Report accompanying this Proxy Statement are incorporated herein by reference.

                                             By Order of the Board of Directors,


                                             Charles D. Cascio
                                             President

Haddonfield, New Jersey
August 30, 1999

                           THE TRANSLATION GROUP, LTD.
                              30 Washington Avenue
                              Haddonfield, NJ 08033
                                 (609) 795-8669

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
               Annual Meeting of Stockholders - September 28, 1999


      The undersigned, as a Stockholder of THE TRANSLATION GROUP, LTD. (the "Company"), hereby appoints Charles D. Cascio and John Toedtman or any one of them, the true and lawful proxies and attorneys in fact of the undersigned to attend the Annual Meeting of the Stockholders of the Company to be held Tuesday, September 28, 1999, at 10:00 a.m. at the Company's office, and any adjournment thereof, and hereby authorizes them to vote, as designated below, the number of shares which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present on the following matters as set forth in the Proxy Statement and Notice dated August 30, 1999.

(1)  ELECTION OF DIRECTORS

        FOR all nominees listed below (except as marked to the contrary below)
 ------


        WITHHOLD AUTHORITY to vote for all nominees listed below
 ------

         NOMINEES:
                    Charles D. Cascio                       Richard J.L. Herson
                    John Toedtman                           Gary M. Schlosser
                    Theodora Landgren

         (INSTRUCTIONS: To withhold authority to vote for any of the individual nominees, PRINT that nominee's name on the line below.)



(2) PROPOSAL TO APPROVE THE AMENDED AND RESTATED STOCK OPTION PLAN.

               FOR                       AGAINST                        ABSTAIN
         ------                    -----                          -----


(3) PROPOSAL TO RATIFY THE APPOINTMENT OF WISS & COMPANY, LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING MARCH 31, 2000.

               FOR                       AGAINST                        ABSTAIN
         ------                    -----                          -----


(4) IN THE DISCRETION OF SUCH PROXIES UPON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED,             Dated:____________________, 1999
WILL  BE   VOTED   IN  THE   MANNER
DIRECTED  HEREIN BY THE UNDERSIGNED             --------------------------------
STOCKHOLDER.  IF  NO  DIRECTION  IS                     Signature*
MADE,  THIS PROXY WILL BE VOTED FOR
ITEMS (1) AND (2).                              --------------------------------
                                                        Signature*


This  Proxy  is  revocable  and the          * NOTE: Please sign  exactly as the
undersigned  reserves  the right to          name(s)   appear   on  your   Stock
attend  the  meeting  and  vote  in          Certificates.     When    attorney,
person.   The  undersigned   hereby          executor, administrator trustee, or
revokes any proxy  heretofore given          guardian, please give full title as
in  respect  of the  shares  of the          such.  If  more  than  one  name is
Company.                                     shown,  as in  the  case  of  joint
                                             tenancy, each party should sign.





      THE BOARD OF DIRECTORS URGES THAT YOU FILL IN, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE.